                                                                    Exhibit 10.6



               Confidential materials omitted and filed separately
                  with the Securities and Exchange Commission.
                           Asterisks denote omissions.









                          SOURCE CODE LICENCE AGREEMENT


                                     between


                   The Licensor: MIDSYSTEMS TECHNOLOGY LIMITED
                   Unit 3, Vinces Road, Diss, Norfolk IP22 3HQ


                                       and


                      The License: CASCADE SYSTEMS LIMITED
                16 Maitland Road, Needham Market, Suffolk IP6 8SE

THIS AGREEMENT IS MADE THE 21ST DAY OF SEPTEMBER 1994 BETWEEN

(1) MidSystem Technology Limited whose registered office is at Unit 3, Vinces Road, Diss, Norfolk ("the Licensor") and

(2) Cascade Systems International Inc. a Delaware Corporation, Cascade Systems Ltd whose main place of business is at 16, Maitland Road, Needham Market, Suffolk and Cascade Systems Inc whose main place of business is at 1, Corporate Drive, Andover, Massachusetts, USA (together known as "the Licensee").

WHEREAS:-

(a) The Licensor is engaged in creating developing and marketing production tracking and management systems and associated software.

(b) The Licensee is engaged in the business of creating developing licensing marketing distributing selling and supporting computer systems.

(c) The Licensee wishes to receive a licence in perpetuity to use, develop and distribute the System hereinafter defined and the Licensor has agreed to grant such licence to the Licensee on the terms and conditions of this Agreement.

IT IS AGREED AS FOLLOWS:-



1        DEFINITIONS AND INTERPRETATIONS

1.1 In this Agreement the following words and expressions shall have the meanings set out alongside them.


"AGREEMENT"                         This Agreement and its Schedules.

"DISTRIBUTORS"                      All or any of the following appointed now or
                                    in the future by the Licensee: OEMs,
                                    Resellers, Value Added Resellers,
                                    Distributors or any other form of selling or marketing intermediary.

"INTELLECTUAL PROPERTY"             All copyright patents design rights service
                                    marks and trade marks relating to the
                                    System.

"LICENCE FEE"                       The licence fee payable under clause 4.1.

'MINIMUM SALES PERIOD"              The eighteen months period from the date
                                    when the first payment for Royalties is due under clause 8.6.1.

"REVIEW DATE(S)"                    The last day of the Minimum Sales Period and
                                    each subsequent anniversary thereof.

"ROYALTIES"                         The Royalties payable under clause 5 and
                                    Schedule 2.

"RUN TIME SOFTWARE"                 The executable form of the MidSystem Command
                                    Language Server and Macintosh Client
                                    complied from the Source Code as the same may be upgraded and amended from time to time.

"SOURCE CODE"                       The Source Code for the MidSystem Command
                                    Language Server as the same may be upgraded and amended from time to time; and

                                    The Source Code of the Macintosh Client.

"SYSTEM DOCUMENTATION"              All manuals and other such documentation
                                    produced by the Licensor relating to or for use with the System, as the same may be amended from time to time.

"THE SYSTEM"                        All the software collectively known as the
                                    MidSystem Production Tracking and Management
                                    System including Source Code Run Time
                                    Software and Utilities as the same may be upgraded and amended from time to time all of which is described in Schedule 1.

"UTILITIES"                         The MidSystem Utilities for the installation
                                    configuration and authorisation key
                                    generation of the System as the same may be upgraded and amended from time to time.

1.2 Clause headings are for convenience only and shall not affect the construction of this Agreement.

1.3 Words denoting the singular shall include the plural and vice versa, and words importing a gender include every gender and reference to persons include bodies corporate and unincorporate including partnerships.

1.4 References to any clause, sub-clause or Schedule are (unless otherwise stated) to a clause, sub-clause or Schedule of or to this Agreement.

2        DELIVERY

         Immediately after the signing of this Agreement the Licensor shall deliver to the Licensee the Source Code and all available supporting documentation namely the MCL manual and installation guide.

3        GRANT OF RIGHTS

3.1 From the date hereof the Licensor grants to the Licensee on the terms and conditions of this Agreement the worldwide non exclusive right to use develop copy distribute and license the use of the System either as a single produce or as an integral component of the Licensees own products so long as such usage is limited to the supply to newspaper publishers, commercial publishers, printers and any others whose business is in the process of printing or publishing information.

3.2 The Licensor grants the right to the Licensee to use The MidSystem Macintosh Client as amended from time to time free of charge.

3.3 Under no circumstances will the Licensee disclose or release to any third party the Source Code without the prior written consent of the Licensor.

3.4 The Licensor will not release version 3 of the System or the Macintosh Client to any other party whatsoever before 1st October 1994.

3.5 The Licensor undertakes and will procure that its employees undertake not to compete either directly or indirectly with the Licensee in offering the Licensee's customers support contracts or upgraded versions of the System without the prior written consent of the Licensee.

               Confidential materials omitted and filed separately
                  with the Securities and Exchange Commission.
                           Asterisks denote omissions.


4        PAYMENT OF LICENCE FEE

4.1 The Licensee shall pay to the Licensor a Licence Fee of ******** in the following tranches:-

                  4.1.1    On the 10th October 1994                    *******

                  4.1.2    Two months from the first payment date      *******

                  4.1.3    Six months from the first payment date      *******

4.2 The Licence Fee and any other sums payable by the Licensee under this Agreement are exclusive of Value Added Tax which shall be paid by the Licensee at the prevailing rate at the time of payment.

5        ROYALTIES

         In addition to the Licence Fee the Licensee shall pay to the Licensor the Royalties for each copy of the System sold licensed or distributed by the Licensee or its Distributors calculated in accordance with the provisions set out in Schedule 2 provided that no Royalties shall be payable for demonstration copies supplied temporarily (for a period no longer than 90 days) and in good faith to customers for evaluation purposes and provided further that Royalties shall only be paid once for each copy of the System.

6        PROPRIETARY RIGHTS

6.1 Save as mentioned in clauses 6.5 and 6.6 the Intellectual Property shall remain vested wholly in the Licensor and the Licensee acknowledges that it has no rights whatsoever in respect of the System save for those expressly granted to it by this Agreement.

6.2 The Licensee undertakes to the Licensor not to use the System in breach of the Intellectual Property or in violation of any of the Licensors trade secrets.

6.3 The Licensee will add the following statement in reasonably legible letters on the banner screen only of the user interfaces of the products that contain any of the System that the Licensee supplies:
         "Using software licensed from MidSystem Technology Limited".

6.4 The obligations set out in this clause shall remain in force at all times during the continuance of this Agreement and after termination of the Agreement (howsoever caused).

6.5 All intellectual property in any supplements to, enhancements of and developments to the System developed by the Licensee shall vest exclusively in the Licensee.

6.6 If the Licensor is placed into liquidation, receivership or administration the Intellectual Property shall vest in the Licensee for a consideration to be agreed between the Licensee and the liquidator, receiver or administrator or failing agreement within 28 days of the order for liquidation, receivership or administration by an arbitrator acting as an expert. Such arbitrator shall be appointed by agreement by the parties failing which on the application of either party by the President for the time being of the Institute of Chartered Accountants. Costs arising on the arbitration shall be at the discretion of the arbitrator.

7        PROTECTION OF PROPRIETARY AND CONFIDENTIAL INFORMATION

7.1 Both the Licensor and the Licensee hereby acknowledge and agree that the System and System Documentation ("Confidential Information") are highly confidential and are to be used solely as authorised by this Agreement and the Licensee undertakes that at all times during the continuance of this Agreement and after its termination (howsoever caused) it shall procure that its employees and agents shall keep all Confidential Information secret and not disclose any of it to any third party other than in accordance with this Agreement save that the Licensee in the ordinary course of business may pass to Distributors such part of the Confidential Information as may be necessary to enable the Distributors to utilise the System provided that such Distributors shall enter into an agreement to maintain the confidentiality on terms no less onerous than this clause.

7.2 The Licensor hereby acknowledges and agrees that the programs relating to the Licensees products and all information provided in connection with them ("the Licensees Confidential Information") are highly confidential and are to be used solely as authorised by this Agreement and the Licensor undertakes that at all times during the continuance of this Agreement and after its termination (howsoever caused) it shall procure that its employees and agents shall keep all the Licensees Confidential Information secret and not disclose any of it to any third party other than in accordance with this Agreement.

7.3 Both the Licensor and the Licensee shall effect and maintain all reasonable security measures to safeguard all Confidential Information and the Licensees Confidential Information and prevent access to or use of it by any unauthorised source or for any purpose whatsoever other than the fulfillment of this Agreement.

8        RECORDS REPORTING AND PAYMENT

8.1 The Licensee shall keep full and accurate records of all agreements relating to copies of the System or part thereof and such records shall include sufficient information to enable the Royalties to be determined and to enable the identity of each end user thereof and the whereabouts of all copies of the System to be established.

8.2
                  8.2.1 Subject to clause 8.3, the Licensee shall make such records available for inspection by the Licensor or its representatives at any reasonable time during normal business hours so that the Licensor may verify that the Licensee is fulfilling its obligations under this Agreement.

                  8.2.2 Subject to clause 8.3 the Licensee hereby authorises the Licensor entirely at the Licensor's expense to obtain from the Licensee's auditor at the time of the Licensee's annual audit confirmation that the Licensee has complied with Clause 8.1 hereof provided that the Licensee shall be entitled to any reports prepared by the said auditors to the Licensor in this respect.

                  8.2.3 Should any discrepancy in the records by found the Licensee will provide to the Licensor copies of any such discrepancy. The Licensee shall if reasonably necessary amend its records so as to comply with this Agreement.

8.3 The Licensor shall keep in strict confidence all confidential information obtained from such reporting or inspections and under no circumstances shall use such confidential information for any purpose other than the verification and calculation of the Royalties due to the Licensor.

8.4 By 30th September 1994 and thereafter by the last business day of each subsequent calendar month the Licensee shall render to the Licensor a statement ("Royalty Report") certified by an authorised representative of the Licensee setting out in respect of the immediately preceding calendar month the following information strictly upon the condition that this information is kept confidential by the Licensor:-

               Confidential materials omitted and filed separately
                  with the Securities and Exchange Commission.
                           Asterisks denote omissions.


                  8.4.1 The total number of installations of the System or part thereof supplied by the Licensee directly to end users.

                  8.4.2 The total number of copies of the System or part thereof supplied by each of the Licensees Distributors to end users, with name and address of each Distributor.

                  8.4.3 The name and address of each end user and installation site supplied by the Licensee directly.

8.5 During the Minimum Sales Period services provided by the Licensor to the Licensee in addition to those expressly included in this Agreement shall be charged at the rate of ***** per day plus reasonable expenses wholly and exclusively relating to the provision of such services.

8.6      The Licensee shall pay:-

                  8.6.1 All invoices relating to Royalties within ten days of the date of invoice.

                  8.6.2 All other invoices within thirty days of the date of invoice.

8.7 If any sum date under this Agreement is not paid on the due date or if the Royalty Report for any month remains undelivered 2 working days after notification of it being overdue the Licensor may (without prejudice to any other rights and remedies available to it) charge interest on any outstanding sums from the date payment became due to the date of actual payment at an annual rate of 3% above the base rate for the time being fixed by Lloyds Bank plc.

8.8 During the Minimum Sales Period the Licensee shall pay to the Licensor each month in accordance with clause 8.4 not less than ***** in Royalties and for services irrespective of the number of products actually supplied by the Licensee ("Guaranteed Monthly Payments").

8.9 If the Royalties calculated on products actually sold by the Licensee and the fees for the services actually rendered in any month ("Actual Payments") total less than the Guaranteed Monthly Payments the balance between the Actual Payments and the Guaranteed Monthly Payments shall be carried forward as a credit against Actual Payments in excess of the Guaranteed Monthly Payments payable in the succeeding months provided that if at the end of the Minimum Sales Period the Licensee shall have accumulated any credit under this clause the Licensee shall use the value of such credit to purchase base licences or user licences in any proportion that it chooses, at the prices set out in Schedule 2.

8.10
                  8.10.1 On each of the Review Dates the level of all fees and prices payable from time to time thereafter under this Agreement shall be reviewed taking into account the then prevailing market conditions. Any such new pricing will be operative from the day immediately following the Review Date.

                  8.10.2 At any Review Date an increase in the pricing will be limited to such sum as bears the same proportion to the then existing fees and prices as is borne by the figure shown in the General Index of Retail Prices for the month of the Review Date to such figure in the month of the previous Review Date (for the avoidance of doubt the date hereof shall be deemed for the purposes of this clause only to be the first Review Date).

9        WARRANTIES AND LIMITATION ON LIABILITY

9.1 The Licensor and the Licensee hereby warrant to each other that they have the power to enter into and perform this Agreement and that as the date of this Agreement there are no outstanding encumbrances obligations or agreements which relate to them which are inconsistent with this Agreement.

9.2 The Licensor warrants that the title to all the Intellectual Property is vested solely and exclusively in the Licensor and that the Licensor is not subject to any claim by any third party in respect thereof and that it has the unfettered right to grant the rights referred to in clause 3.

9.3 The Licensor warrants that the System will operate efficiently in accordance with the specifications provided to the Licensee as defined in the First Schedule.

9.4 The Licensor warrants that it will provide its services with reasonable care and skill to the Licensee or to the Licensees customer.

9.5 Save as provided by statute the Licensor shall in no circumstances be liable to the Licensee or any end user for damages in respect of loss of business loss of profits loss of data interruption of business or any other consequential loss whether such liability would arise out of alleged breach of warranty breach of this Agreement delay negligence or otherwise or from any representation made to any end user or other person by the Licensee.

9.6 The Licensee hereby acknowledges that the System is a complex set of computer programs and that inevitably there will be errors and omissions in the System and/or the System Documentation. Accordingly the System and the System Documentation are licensed on these terms and save as expressly provided in this Agreement no warranty condition or representation either express or implied (by statute or otherwise) is given by the Licensor as to either the design quality merchantability or fitness for a particular purpose of the System.

9.7 The Licensors liability for damages in respect of this Agreement and in particular the warranties contained hereunder shall save as provided otherwise by statute be limited to the total amount of Licence Fees and Royalties actually paid by the Licensee to the Licensor under this Agreement.

10       INTELLECTUAL PROPERTY INDEMNITY

10.1 The Licensor will indemnify and hold harmless the Licensee against all damages (including costs) that may be awarded or agreed to be paid to any third party in respect of any claim or action that the normal operation process or use of the System and/or System Documentation by the Licensee or the Licensee's customers represents an infringement against any third party's Intellectual Property ("Intellectual Property Infringement") provided that the Licensee:-

                  10.1.1 Gives notice to the Licensor of any Intellectual Property Infringement forthwith upon becoming aware of the same;

                  10.1.2 Gives the Licensor the sole conduct of the defence of any claim or action in respect to the Intellectual Property Infringement and does not at any time admit liability or otherwise attempt to settle or compromise the said claim or action except upon the express instructions of the Licensor; and

                  10.1.3 Acts in accordance with the reasonable instructions of the Licensor and gives to the Licensor such assistance as it shall reasonably require in respect of the conduct of the claim or action including without prejudice to the generality of the foregoing the filing of all pleadings and other court process and the provision of all relevant documents.

10.2 The Licensor shall reimburse the Licensee its reasonable costs incurred in compliance with the provisions of clause 10.1.

10.3 The Licensor shall have no liability to the Licensee in respect of an Intellectual Property Infringement if the same arises out of or in connection with any breach of the Licensees obligations under this Agreement.

10.4 In the event of an Intellectual Property Infringement the Licensor shall be entitled at its own expense and option either to:-

                  10.4.1 Procure the right for the Licensee and/or the Licensee's customer to continue using the System and/or the System Documentation; or

                  10.4.2 Make such alterations modifications or adjustments to the System and/or the System Documentation so that they become non-infringing without incurring a material diminution in the performance or function thereof; or

                  10.4.3 Replace the System and/or Documentation with non-infringing substitutes provided that such substitutes do not entail material diminution in performance or function thereof.

10.5 If the Licensor in its reasonable judgment is not able to exercise any of the options set out above within 90 days of the date it received notice of the Intellectual Property Infringement the Licensee shall without prejudice to any other rights or remedies it may have hereunder or at law be entitled to terminate this Agreement whereupon all payments made by the Licensee to the Licensor for the Licence Fees and Royalties shall become immediately repayable by the Licensor to the Licensee.

11       UPDATES AND MAINTENANCE

11.1     The Licensor shall use its best endeavors to:

                  11.1.1 continue as before actively to correct errors develop and upgrade the System (not including the Macintosh Client) in order to maintain a competitive level of performance and functionally during the Minimum Sales Period; and

                  11.1.2 continue as before actively to correct errors develop and upgrade the System (not including the Macintosh Client) in order to maintain a competitive level of performance and functionality after the Minimum Sales Period for which a separate support fee

               Confidential materials omitted and filed separately
                  with the Securities and Exchange Commission.
                           Asterisks denote omissions.


                           will be agreed by the Licensor and the Licensee at the end of the Minimum Sales Period using ***** per month as a guide.

                  11.1.3 continue as before actively to correct errors in the Macintosh Client and when they are so corrected to send this Licensee as soon as available the further copy of the source code of the Macintosh Client so corrected.

11.2 During the Minimum Sales Period the Licensor shall supply regularly to the Licensee updates of the System in source code form (not including the Macintosh Client) and any appropriate training, support and documentation as soon as reasonably practicable free of charge.

11.3 During the Minimum Sales Period the Licensor shall provide to the Licensee:-

                  11.3.1 on the telephone error correction services support and advice (but excluding development support) in respect of the System (not including the Macintosh Client) at a monthly support fee of *****; and

                  11.3.2 internal development schedules and planned delivery and release dates.

11.4 During the Minimum Sales Period the Licensor shall provide to the Licensee all updates of the Macintosh Client Run Time Software including a native Power Macintosh version if and when developed.

12       TRAINING AND TRADESHOW SUPPORT

12.1 The Licensor will at the reasonable request of the Licensee provide training and/or tradeshow support at the agreed level of expertise directly to the Licensee's customers on behalf of the Licensee and will invoice the Licensee therefor in accordance with the terms of this Agreement or as otherwise agreed between the parties.

               Confidential materials omitted and filed separately
                  with the Securities and Exchange Commission.
                           Asterisks denote omissions.

12.2 The Licensor will provide free of charge to the Licensee eight working man days training and support at the agreed level of expertise during the first three months after the date hereof. Thereafter all further training and support services other than those contained in clause 11.2 hereto shall be provided on the terms set out in this Agreement.

13       LICENSORS OTHER PRODUCTS

         The Licensor undertakes to supply to the Licensee during the Minimum Sales Period the following products at the following prices:-

13.1     MidSystem Spooler                           ***** per Spooler

13.2     MidSystem Autosize Quark Extension          ***** per installation

13.3     SyClone                                     ***** per installation

14       TERMINATION

14.1 If either party is in material breach of any term or condition of this Agreement the non-breaching party may at its discretion at any time whilst such breach is continuing serve written on the other party specifying the breach. The breaching party shall then have 30 days within which to remedy the breach and if at the expiry of such 30 day period the breach has not been remedied the non-breaching party may terminate this Agreement by notice served on the other party.

14.2 Should the Licensee directly install or supply copies of the system, or having been fully notified by any Distributor fail to include such copies in the Royalty Report within 90 days of supply or installation, then payment for all royalties becomes due within 10 working days of notice of the breach detailing the unreported system, failing which this Agreement may be terminated by the Licensor by notice. Should more than 3 such failures to report occur in any 12 month period then the Licensor will be entitled to terminate this Agreement by notice.

14.3 Either party may terminate this Agreement forthwith by notice served on the other if the other is placed into liquidation, receivership or administration.

14.4 Termination for any reason shall be without prejudice to any other rights and remedies available to the parties and to any payments accrued due.

15       FORCE MAJEURE

15.1 Neither party shall be liable for non-performance or delays caused by acts of God, wars, riots, strikes, fires, shortages of labour or materials, labour disputes, governmental restrictions or other circumstances beyond its reasonable control. The affected party shall notify the other in writing of such circumstances promptly after their occurrence and shall use its reasonable endeavors to cure or remedy such circumstances.

16       NOTICES

16.1 Any notices given pursuant to this Agreement shall be in writing and shall be given by the person giving notice or by its duly authorised representative and may be served by leaving it at or sending it by facsimile or pre-paid recorded delivery or third party courier service to the following address (or such other place in the United Kingdom as either of the parties from time to time may notify to the other) as follows:-

         To the Licensor at 14 Prebendal Court, Oxford, Aylesbury HB19 3EY marked for the attention of Chris Hodges.

         To the Licensee at 16 Maitland Road, Needham Market, Suffolk IP6 8SE marked for the attention of Paul Baker.

         Any such notice so served shall be deemed to have been received at the following times (if such is a business day in the place of receipt, if such is not the case the next business day):-

                  16.1.1 In the case of facsimile - 12 hours after receipt of answerback

                  16.1.2 In the case of third party courier service or in the case of note or reference of the address on signature for receipt

                  16.1.3 In the case of recorded delivery on the date of delivery.

17       LAW AND JURISDICTION

         This Agreement shall be governed by and construed in accordance with the English law and each of the parties hereto agrees to submit to the exclusive jurisdiction of the English Courts.

18       ASSIGNMENT

         This Agreement shall be binding upon and inure to the benefit of both of the parties and their respective successors and permitted assigns, and this Agreement shall be assignable by either party in whole or in part at its sole discretion upon giving written notice to the other party and provided that the other party shall have given prior written consent which consent shall not be unreasonably refused (for the avoidance of doubt the Licensor shall be deemed to have consented to the assignment by the Licensee to any subsidiary of the Licensee as defined under Section 736 of the Companies Act 1985 or any statutory amendment thereof).

19       COMPLETE AGREEMENT

         This Agreement constitutes the entire Agreement between the parties in respect of the System. No modification in this Agreement shall be effective unless it is in writing and executed by both the parties. Save as mentioned in Schedule 2 Clause 4 this Agreement supersedes any and all other agreements between the parties whether written or oral with respect to the System.

20       MISCELLANEOUS

20.1 In the event that any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable, such unenforceability shall not affect any other provisions thereof and this Agreement shall be construed as if such invalid illegal or unenforceable provisions had never been contained herein.

20.2 No relaxation, forbearance, delay or indulgence by either party in enforcing any of the terms and conditions of this Agreement against the other or the granting of time by either party to the other shall prejudice affect or restrict the rights and powers of the parties hereunder nor shall any waiver by either party of any breach of this Agreement operate as a waiver of any subsequent or continuing breach of it.

20.3 In consideration of the presents the Licensor hereby undertakes to the Licensee that whilst this Agreement remains in force between them the Licensor has not entered nor shall enter into any contractual relationship with a third party in relation to the use, development and/or distribution of the System or any substantial elements of the System upon terms which are more favourable to such third party than those contained herein. Should the Licensor wish to enter into any such agreement it may do so with the prior written agreement of the Licensee who shall then have the right to incorporate those more favourable terms in this Agreement and in such circumstances those more favourable terms shall be deemed to have been incorporated from the date hereof.

20.4 No restrictions in this Agreement by virtue of which registration under the Restrictive Trade Practices Act 1976 is required shall take effect until the day after that on which relevant particulars have been furnished to the Director General of Fair Trading pursuant to that Act.





As witness the hands of duly authorised representatives of the parties the day and year first before written.

Signed for and on behalf of Licensor:

Name: /s/ Martin Collis
      -------------------------------------

Title: Director
       ------------------------------------

Signed for and on behalf of Licensee:

Name: /s/ Paul Baker
      -------------------------------------

Title:  Managing Director
        -----------------------------------

                             SCHEDULE 1 - THE SYSTEM

                      20/8/94 MidSystem Functional OverView

                                    MIDSYSTEM

                     Production Tracking and Control System

                               Functional Overview

MidSystem is a production control and management system for electronic composition. By means of industry standard components and an open systems architecture, MidSystem enables the full integration of all aspects of electronic document production. Utilising a powerful database, MidSystem tracks all of the elements of a publication from creation to completion and allows the user to ensure that work is completed accurately and to the necessary deadlines. Storage, archival and retrieval functions make it possible to easily and quickly find and modify previous work, while production monitoring facilities enable the necessary control to maintain the maximum efficiency within the composition process.

Text and graphics integration are managed by MidSystem to optimise system performance and control output. Electronic composition and graphics manipulation are carried out on any standard hardware platforms using the majority of suitable text and graphics packages. Output is available in either proof or final form to any Postscript Laserprinters and Imagesetters. In addition, MidSystem may be linked to page dummy and layout applications to automate parts of the composition tasks.

The open systems philosophy adopted by MidSystem means that interfacing to new or existing equipment is relatively simple and is "seamless". In particular, data and control information can be accepted from Front Systems (Ad booking, Planning and Editorial) or other production applications to link the composition process to the commercial and management aspects of production. The problems of file management on a composition system are removed by MidSystem and double keying of text and information can be eliminated.

BASE PLATFORM
The MidSystem database and main application software currently support the full range of Sun SparcServer and SparcStation computers. In the future, MidSystem will be available for a wider range of Unix platforms. Redundancy in case of hardware failure may be achieved by disk mirroring or adding a second Sun SparcStation to shadow the main unit.

                      20/8/94 MidSystem Functional OverView




DISK STORAGE
Disk Storage is also determined by the type and volume of work. The workflow is important when deciding disk capacities as the length of time that the data must remain available online will considerably affect the disk storage needs. The Sun range support SCSI, SMD and IPI disk technology. Online storage may be increased as required (subject to the model on Sun SparcServer) Midsystem provides for storage of files across various NFS fileservers on a network (subject to suitable network connections). This allows storage of the data files on different platforms and new or existing fileservers.

OFFLINE STORAGE
Offline storage for Archive will normally be to HP or IDEoptical Jukebox. A K-Par Jukebox driver is required to interface the Jukebox to the MidSystem Server.

WORKSTATIONS
The user interface for Midsystem is presented on each workstation to allow the operator access to all necessary functions and information from a single seat. This user interface may be replaced by a vendor's own interface where appropriate. MidSystem currently supports the Apple Macintosh workstation. Support of IBM compatible PCs and Unix-based Clients is available. A MidSystem application is run on each workstation to enable data transfer to and from MidSystem and to provide the local user interface.

NETWORKING
Connection of MidSystem with workstations is normally via TCPIP Ethernet. Depending upon the size and geography of the system, this may be thinwire or thickwire. Where a lower data rate is tolerable, LocalTalk cabling may be used and "bridged" onto the Ethernet with a Kienetics Fastpath or similar.

Connection to other external systems, for example a front end system, is dependent upon the interfaces supported by that system. This may be Ethernet or serial line.

OPERATING SYSTEM
MidSystem runs under Unix (currently SunOS 4.1.3/Solaris 1.1) and is designed to be easily ported to other implementations of Unix on various hardware platforms. Solaris 2 support is available from October 1994.

DATABASE
The database employed by MidSystem is Sybase. This is a new generation of relational database which was originally chosen for it's advanced client/server

              Confidential materials omitted and filed separately
                  with the Securities and Exchange Commission.
                          Asterisks denote omissions.


                      20/8/94 MidSystem Functional OverView



architecture (providing the tools to achieve a high level of systems integration) and high performance characteristics for this type of application. Sybase supports the Standard Query Language. SQL.

Two Sybase components are used by MidSystem:

SQL Server
Open Client

These are software modules that provide the management and access for the MidSystem database. The database carries all of the information regarding the documents that are necessary for production. This includes composition details such as borders, dimensions, colours etc., production data such as publications and run dates plus commercial information like customer details and classification of ads or origin and revision of stores. In addition, the database records the location and status of all of the actual elements of the publication. This enables MidSystem to track online and archive offline high volumes of graphics and text, removing the problems associated with finding missing artwork and text files or reworking expired Ads. Summaries of production status may be called to the screen of a workstation to view the progress of a publication at any time.

FUNCTIONALITY
MidSystem version three provides the following functions:

***
***             **************** from MidSystem. The files are ***********
                ****************** . The appropriate ************************
                *************************************************************
                ********* to start. ******** may be any *********************
                ************************************************.

***             **************** from MidSystem. The file *******************
                **************************************. The *****************
                *************to start. The file may be **********************
                **************.

***             **************** from MidSystem. MidSystem ******************
                *************************************************************
                **********.

              Confidential materials omitted and filed separately
                  with the Securities and Exchange Commission.
                          Asterisks denote omissions.



                      20/8/94 MidSystem Functional OverView



***             ***************** to MidSystem. When finished with a file, ****
                ***************************************************************
                **************************************************************.

***             Print ********************************************************
                **************************************************************
                the proof cycle. Provided only when **************************
                ************.


***             ************** from the *******************************.

***             ************** from the *****************************.

***             *********************** to MidSystem. ***********************
                concerning the ***************** may be *********************
                ********. Used when *****************************************
                **** of an **************************************************
                ******** at time of ************** must be ******************
                *************************************************************
                ******** are always ***********************.

***             ********************************* from the system. **********
                *************************************************************
                *************.

***             *****************************************.

***             ************************************************ file types.

***             *************************************************************
                ******* of them. *******************************.

***             ******************* to protect ******************************.

***             *****************************************************.

***

***             Provides ******************************************** which
                **************************************** of their work.

              Confidential materials omitted and filed separately
                  with the Securities and Exchange Commission.
                          Asterisks denote omissions.


                      20/8/94 MidSystem Functional Overview



***            *************************************** in the system and the
               *************************************************************

***            *************************************************************

***            *************************************************************
               (not supplied as standard). As the **************************
               is available *****************************.

***

***            ***************************** and to ************************
               Examples are, ***********************************************

***            *************************************************************

***            ****************************** to the ********************* on
               a Page *** of the selected Page.

***            ***************************** within the ************* Used to
               ************************ Ads, Customers,*********************
               May be used in a *********************************************

***            ***************************************** or details of a Page.

***            ****************************** from MidSystem. May be used in a
               ******************  Can be ************************************

***            ********************************************** when appropriate.

***            ************************************************* when necessary.

***            ****************************************************************

***            ****************************************************************

              Confidential materials omitted and filed separately
                  with the Securities and Exchange Commission.
                          Asterisks denote omissions.


                      20/8/94 MidSystem Functional OverView



***            ******************************************************
                may be found.

***            ******************************************************
               ********** includes ****************
*
***            ******************************************************
               that gave occurred *****************

***            ************************************************** and
               related data.

***            ************************** that are used by ***********

***            *********************************** from a user defined
               query. ************************************************

***

***            ****************************************** that is to be
               presented in *******************************************

***            ***************************** to be applied to any field
               ********************************************************

***            All MidSystem functions ********************************
               managers can allocate a ********************************

***            ************************************************** in the
               database to provide ********************** to ***********
               This is used as an **************************************

***            *********************************************************

***            *********************************************************

***            ************************************* is available to all
               users of the MidSystem client.

              Confidential materials omitted and filed separately
                  with the Securities and Exchange Commission.
                          Asterisks denote omissions.

                      20/8/94 MidSystem Functional OverView



***            *************************************************************

***            *************************************************************

***            ******************************************* within the system.

***

Each MidSystem installation is configured by the installer to match the users needs. All aspects of the system are *** the users existing on desired workflow. The *** set of tables within MidSystem. These define the data *** the types *** will be known. *** loaded, the menus can be customised. *** within MidSystem is *** it's format. This *** is a simple to ***

*The MidSystem *** by MidSystem must be ***

***            ******************************************* within the system.

***            *************************************************************

***            ************************ that is ****************************

***            ************************* such as ***************************

***            ************************* such as ***************************

SYSTEMS INTEGRATION
MidSystem is a component of a total installation, it links to other components of the installation to form an integrated system. MidSystem will operate with all of the

                      20/8/94 MidSystem Functional OverView



popular Mac applications such as MultiAd Creator, Quark Express, Adobe Illustrator and Adobe Photoshop.

The level of integration of each application depends upon the Macintosh system 7 support within the application. Most applications will operate with the MidSystem as though they are one. In all cases user operations are kept to a minimum by presenting the user with the data and information rather than waiting for requests. The MidSystem Notification Manager and Mail facilities may be utilised to alert users of significant events.

Much of the data and control input required by MidSystem already exists within Front End and Commercial systems. Where this is the case, MidSystem provides a Server (the External Systems Link or ESL) to connect the two systems and receive/send data. MidSystem operates internally on a set of commands called the MidSystem Command Language (MCL). These commands may also be sent via the ESL from an external system to further automate the production control and management process. This language allows the integration of a vendor's own products and of customer's existing front end systems. Connections of this type are subject to individual specification and pricing.

               Confidential materials omitted and filed separately
                  with the Securities and Exchange Commission.
                           Asterisks denote omissions.

                                   SCHEDULE 2

                          CALCULATION OF THE ROYALTIES

1.1 Any Production Management Product sold by the Licensee will attract Royalties for the Licensor so long as the Licensor continues actively as before to develop and release the Source Code to the Licensee. After the Minimum Sales Period should the Licensor not continue actively as before to develop and release the Source Code Royalties will not be due if the Production Management Product sold by the Licensee includes ******* of the Source Code of the MidSystem Command Language Server.

1.2 During the Minimum Sales Period Royalty payments shall be payable in respect of all products sold by the Licensee for Production Management or Library Systems.

1.3 During the Minimum Sales Period Royalty payments shall be payable in respect of all products sold by the Licensee (other than Production Management and Library Systems) only if the products include ******* of the Source Code of the MidSystem Command Language Server.

1.4 Subject to Clause 1.1 of Schedule 2 after the Minimum Sales Period Royalties will only be payable in respect of products if they include ******* of the Source Code of the MidSystem Command Language Server.

2. Subject to clause 3 of Schedule 2 in all other cases where the System or part thereof is copied the Royalties in respect thereof shall be calculated as follows:-

2.1      For Production Management Systems

         2.1.1  Base Licence fee per MCL Server                       *******

         2.1.2  Cost per user (per installation)
                  1 -16                                                 *****
                  17-32                                                 *****
                  33-64                                                 *****
                  65 and over                                           *****

2.2      For Library Systems

         2.2.1  Base Licence per MCL Server user                      *******

         2.2.2  Cost per use (per installation)

               Confidential materials omitted and filed separately
                  with the Securities and Exchange Commission.
                           Asterisks denote omissions.

                  1 -16                                                 *****
                  17-32                                                 *****
                  33-64                                                 *****
                  65 and over                                           *****

3 All Royalties payable for the sale of the System or part thereof by the Licensee's Distributors shall be discounted by ***** and the Licensor's invoice in respect thereof shall be adjusted accordingly.

4 Royalties due to the Licensor in respect of the current supply by the Licensor to the Licensee of products in respect of the Licensee's contract with National Magazines Ltd shall be calculated under the previous agreement between the Licensor and the Licensee and not under the terms of this Agreement. All other orders placed upon the Licensor by the Licensee from the 1st August 1994 shall be calculated under this Agreement as shall all future supplies by the Licensor to the Licensee in respect of National Magazines Ltd.

5 The Parties agree that any dispute arising out of this Schedule 2 which they cannot resolve between them shall be referred to the arbitration of two persons (one to be nominated by each of the Parties) or their mutually agreed umpire in accordance with the provisions of the Arbitration Acts of 1950 to 1979 or any statutory amendment thereof.

ADDENDUM TO THE SOURCE CODE LICENCE AGREEMENT DATED 21ST SEPTEMBER 1994.

The following terms are agreed between MidSystem Technology Limited ("MidSystems") and Cascade Systems Limited ("Cascade") in respect of the Software Licence Agreement between Cascade and Linotype-Hell Aktiengesellschaft ("Linotype-Hell").

- MidSystems and Cascade agree to deposit the Source Code for Cascade products licensed under the above named agreement to Linotype-Hell, which incorporate MidSystem Source Code, into Escrow under the National Computer Centre standard Escrow Agreement.

- Royalties for systems sold to Linotype-Hell under the agreement will be reported by Cascade to MidSystems on a QUARTERLY basis in accordance with the terms set out in Clause 8 of the Source Code Licence Agreement dated 21st September 1994.

- MidSystems agrees to the provision by Cascade of ten (10) free of charge demonstration copies of the software products to Linotype-Hell.


Signed for and on behalf of Cascade Systems Limited

Name: /s/ Paul Baker
      ------------------------------

Title: Managing Director
       -----------------------------

Date: 17 January 1995
      ------------------------------


Signed for and on behalf of MidSystem Technology Limited

Name: /s/ C. R. Hodges
      ------------------------------

Title: Managing Director
       -----------------------------

Date: 18 January 1995
      ------------------------------

                            Dated 1st February, 1996



                        (1) MIDSYSTEM TECHNOLOGY LIMITED



                           (2) CASCADE SYSTEMS LIMITED











                 ----------------------------------------------

                    SECOND ADDENDUM TO A SOURCE CODE LICENCE
                           AND DISTRIBUTION AGREEMENT
                            DATED 24TH SEPTEMBER 1994

                 ----------------------------------------------

THIS SECOND ADDENDUM is made the 1st day of February 1996

BETWEEN:-

(1) MIDSYSTEM TECHNOLOGY LIMITED whose registered office is at Unit 3, Vinces Road, Diss, Norfolk ("the Licensor"); and

(2) CASCADE SYSTEMS INTERNATIONAL INC. a Delaware Corporation, Cascade Systems Limited whose main place of business is at 16 Maitland Road, Needham Market, Suffolk and Cascade Systems Inc. whose main place of business is at 1 Corporate Drive, Andover, Massachusetts, USA (together known as "the Licensee").

WHEREAS:-

(A) The Licensor and the Licensee ("the Parties") entered into a Source Code Licence and Distribution Agreement on 21st September 1994 ("the Agreement").

(B) The Parties hereby wish to amend and extend certain terms of the Agreement.

NOW IT IS HEREBY AGREED as follows:-

1 This Second Addendum is supplementary to and forms part of the Agreement.

2        Clause 1 of the Agreement ("Definitions") shall be amended as follows:-

         "INSTALLATION" Installation shall be deemed complete when The System has been delivered to the customer the software keys (temporary or permanent) have been issued and the customer agrees that training on The System can commence. Should any component which is NOT provided by the Licensor cause The System to be incapable of being ready for training to commence then Installation shall be deemed complete.

         "SOURCE CODE" shall have added to it: "The Source Code of the MEAM Software".

         "THE SYSTEM" shall have added to it, at the end ". . . together with the MEAM Software.

3        Clause 3.2 of the Agreement ("Grant of Rights") is amended as follows:-

         "3.2 The Licensor grants the right to the Licensee to use, develop, copy, distribute, license and sub-license the MidSystem Macintosh Client as amended from time to time free of charge."

4        Clause 4 shall have a new clause 4.3 as follows:-

               Confidential materials omitted and filed separately
                  with the Securities and Exchange Commission.
                           Asterisks denote omissions.

         4.3 The Source Code Licence Fee for the MEAM software will be ***** (pounds sterling), already paid by the Licensee. On signing this Addendum the Licensor will issue a credit note against the balance due on the invoice relating the MEAM software already issued by the Licensor to the Licensee.

5        Clause 5 of the Agreement shall be amended as follows:-

         "In addition to the Licence Fee the Licensee shall pay to the Licensor the Royalties for each copy of the System sold licensed or distributed as part of an Installation by the Licensee or its Distributors...."

6        Clause 8.4 of the Agreement shall be deleted and replaced as follows:-

         8.4 By the last business day of each calendar month the Licensee shall render to the Licensor a statement ("Royalty Report") certified by an authorised representative of the Licensee setting out in respect of the immediately preceding calendar month's INSTALLATIONS the following information strictly upon the condition that this information is kept confidential by the Licensor:-

                  8.4.1 The total number of INSTALLATIONS of the System or part thereof supplied by the Licensee directly to end users.

                  8.4.2 The total number of copies of the System or part thereof supplied by each of the Licensees Distributors to end users, with name and address of each Distributor.

                  8.4.3 The name and address of the end user for each INSTALLATION supplied by the Licensee directly.

                  8.4.4 The name and address of each end user where the System has been delivered by the Licensee and a software key issued but Installation is not yet complete. These will be marked as "Pending" meaning they will be reported for the Royalty purposes as soon as the INSTALLATION is complete.

7        Clause 8 shall have new clauses 8.11 and 8.12 added as follows:-

         8.11 Any System where the Installation has been complete for ninety days or more will be considered nonrefundable unless it is agreed in writing between the Licensor and the Licensee to extend this period.

               Confidential materials omitted and filed separately
                  with the Securities and Exchange Commission.
                           Asterisks denote omissions.


         8.12 Full credits will be issued by the Licensor against Royalties paid for any System previously installed but subsequently removed if claimed by the Licensee within ninety days of the Installation date. Extensions to this period may be agreed in writing between the Licensor and the Licensee.

8        Clause 13 shall have a new clause 13.4 added as follows:-

         13.4 The fee for MidSystem Advance Archive Module (MEAM) software will be as follows:

                  For a system supplied with a CD Jukebox component       *****

                  For a system supplied with no CED Jukebox component
                  in the sale                                             *****

9 Schedule 2 of the Agreement shall have a new clause 3.1 added as follows:-

         "3.1 For Production Management Systems and Library Systems that are sold (in whole or in part) purely as back-up for an already existing (or as part of a current sale) Production Management System or Library System all Royalties will be calculated as per clauses 2.1.1, 2.2.1 and 3 above and then *******."

10       All other terms of the Agreement remain unaffected by this Second
         Addendum.


AS WITNESS the parties hereto have caused this Second Addendum to be signed the date first above written by their respective duly authorised signatories



THE LICENSOR:                                THE LICENSEE:

SIGNED: /s/ C.R. Hodges                      SIGNED: /s/ G. Frankland
        -------------------------                    ---------------------------

Name: C.R. Hodges                            Name: G. Frankland
      ---------------------------                  -----------------------------

Title: Director                              Title: Managing Director
       --------------------------                   ----------------------------

                             Dated 1st August, 1996



                        (1) MIDSYSTEM TECHNOLOGY LIMITED



                           (2) CASCADE SYSTEMS LIMITED











                 -----------------------------------------------

                     THIRD ADDENDUM TO A SOURCE CODE LICENCE
                           AND DISTRIBUTION AGREEMENT
                            DATED 24TH SEPTEMBER 1994

                 -----------------------------------------------

THIS THIRD ADDENDUM is made the 1st day of August 1996

BETWEEN:-

(1) MIDSYSTEM TECHNOLOGY LIMITED whose registered office is at Unit 3, Vinces Road, Diss, Norfolk ("the Licensor"); and

(2) CASCADE SYSTEMS INTERNATIONAL INC. a Delaware Corporation, Cascade Systems Limited whose main place of business is at 16 Maitland Road, Needham Market, Suffolk and Cascade Systems Inc. whose main place of business is at 1 Corporate Drive, Andover, Massachusetts, USA (together known as "the Licensee").

WHEREAS:-

(A) The Licensor and the Licensee ("the Parties") entered into a Source Code Licence and Distribution Agreement on 21st September 1994 ("the Agreement").

(B) The Parties hereby wish to amend and extend certain terms of the Agreement.

NOW IT IS HEREBY AGREED as follows:-

1 This THIRD Addendum is supplementary to and forms part of the Agreement.

2        Clause 1 of the Agreement ("Definitions") shall be amended as follows:-

         "SOURCE CODE" shall have added to it: "The Source Code of the SYCLONE Software".

         "THE SYSTEM" shall be amended as follows from Addendum 2 to state "... together with the MEAM and SYCLONE Software.

3        Clause 4 shall have a new clause 4.4 as follows:-

               Confidential materials omitted and filed separately
                  with the Securities and Exchange Commission.
                           Asterisks denote omissions.


         4.4 The Source Code Licence Fee for the Syclone software will be ***** (pounds sterling), to be paid by the Licensee' and will include one day "hand over" training at the Licensors' offices.

4        Clause 13 shall have an amended clause 13.3 as follows:-

         13.3     Syclone                          ***** per installation

         The additional royalty of ***** per installation will be paid from the effective date of this Third Addendum until such time as the Licensee has paid to the Licensor ***** in additional fees under this clause
         13.3. Thereafter the fee will be ***** per installation.

10.      All other terms of the Agreement remain unaffected by this Third
         Addendum.


AS WITNESS the parties hereto have caused this Third Addendum to be signed the date first above written by their respective duly authorised signatories



THE LICENSOR:                                THE LICENSEE:

SIGNED: /s/ C. R. Hodges                     SIGNED: /s/ G. Franland
        -------------------------                    ---------------------------

Name: C. R. Hodges                           Name: G. Frankland
      ---------------------------                  -----------------------------

Title: Managing Director                     Title: Managing Director
       --------------------------                   ----------------------------